SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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TOTAL FUND SOLUTION
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IMPORTANT NEWS ABOUT TOTAL FUND SOLUTION

August 30, 2024

Dear Shareholder of the Cromwell Long Short Fund (the “Fund”):

We are pleased to inform you that, at the recommendation of Cromwell Investment Advisors, LLC (“Cromwell” or the “Adviser”), the Board of Trustees of Total Fund Solution (the “Trust”) has approved a Sub-Advisory Agreement between Cromwell, the Trust and Mutual of America Capital Management LLC (“MoA”).

Pursuant to the agreement, MoA serves as a new subadviser to the Cromwell Long Short Fund (formerly, Cromwell Marketfield L/S Fund). Cromwell continues to serve as the investment adviser to the Fund and oversees the sub-advisers of the Fund.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in sub-advisers for the Fund do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of this document is to provide you with certain additional information about these changes that we are required to make available to you.

The next few pages of this document feature more information about the new sub-adviser, including its respective investment process and style. Please take a few moments to read the information contained herein and call us at 1-855-625-7333, if you have any questions.

On behalf of the Board of Trustees, I thank you for your continued investment in the Fund.

Sincerely,

/s/ Stephen Baird
Stephen Baird
President, Total Fund Solution

TOTAL FUND SOLUTION

INFORMATION STATEMENT TO THE SHAREHOLDERS OF THE
CROMWELL LONG SHORT FUND

This document is an Information Statement and is being furnished to shareholders of the Cromwell Long Short Fund (the “Fund”), a series of Total Fund Solution (the “Trust”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). Cromwell Investment Advisors, LLC (“Cromwell” or the “Adviser”) serves as the investment adviser for the Trust, including the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as the investment adviser (including sub-adviser) of the mutual fund. The exemptive order permits Cromwell to employ subadvisers, terminate sub-advisers, and modify sub-advisory agreements without prior approval of the Trust’s shareholders.

Consistent with the terms of the exemptive order, the Board of Trustees of the Trust (the “Board” and each member individually, a “Trustee”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), authorized Cromwell to appoint Mutual of America Capital Management, LLC (“MoA” or the “Sub-Adviser”) as a new sub-adviser to the Fund and approved a new Sub-Advisory Agreement between Cromwell, MoA and the Trust, on behalf of the Fund (the “Sub-Advisory Agreement”).

Under the exemptive order, if Cromwell retains a new sub-adviser or materially changes an existing sub-advisory agreement with respect to a series of the Trust, shareholders of the affected series are required to be notified of such changes. This Information Statement provides such notice and offers details regarding MoA and the Sub-Advisory Agreement. A copy of the Sub-Advisory Agreement is attached to this Information Statement as Appendix A.

The Fund will bear the expenses incurred in connection with preparing and mailing this Information Statement to its shareholders. Information on shareholders who owned beneficially 5% or more of the shares of the Fund as of July 31, 2024 is set forth in Appendix B. To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and the Trust as of July 31, 2024.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS
DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR
A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement will be available on the Trust’s website at https://thecromwellfunds.com until December 31, 2024.

Appointment of a New Sub-Adviser to the Fund

At a meeting on May 8, 2024 (the “May Meeting”), upon recommendation by the Adviser, the Board, including a majority of the Independent Trustees, approved the new Sub-Advisory Agreement with MoA. Pursuant to such approval, effective May 31, 2024, MoA replaced Marketfield Asset Management LLC (“Marketfield”) as a sub-adviser to the Fund and Marketfield ceased managing Fund assets. Cromwell continues to serve as the investment adviser to the Trust and oversee the sub-advisers of the Fund.

At the May Meeting and at additional meetings held on March 27, 2024 and April 10, 2024, the Board received and reviewed substantial information regarding the Fund, the Adviser, the Sub-Adviser and the services provided by the Sub-Adviser to the Fund under the Sub-Advisory Agreement. Collectively, this information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Sub-Advisory Agreement:

1.The nature, extent and quality of the services to be provided by the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the nature, extent and quality of the Sub-Adviser’s overall services to be provided to the Fund, as well as their specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Sub-Adviser that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Sub-Adviser, including information relating to its compliance program, its chief compliance officer and the Sub-Adviser’s compliance records, as well as the Sub-Adviser’s cybersecurity programs, business continuity plans, and risk management processes. The Board considered the Sub-Adviser’s experience in managing other regulated investment companies, and the collective experience among the portfolio managers and investment personnel with regard to long portfolio strategies and short portfolio strategies. The Board concluded that the Sub-Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.The Fund’s historical performance and the overall performance of the Sub-Adviser. The Board considered the investment performance history of the Sub-Adviser with respect to the other regulated investment companies it manages, noting that a direct long-short strategy comparison was not available. In lieu of long-short strategy performance, the Board considered the investment performance history and risk-return ratios of a long-only equity investment strategy managed by the Sub-Adviser that was similar to the long strategy anticipated to be utilized for the Fund, and also considered the performance history of a short strategy previously managed by one of the portfolio managers who would be primarily responsible for directing the Fund’s short selling strategy. The Board concluded that the Sub-Adviser’s and portfolio manager’s long and short investment performance was satisfactory.

3.The costs of the services to be provided by the Sub-Adviser’s and the structure of the Sub-Adviser’s fees under the Sub-Advisory Agreement. In considering the proposed sub-advisory fees and the total fees and expenses of the Fund, the Board reviewed comparisons to the fees charged by the Sub-Adviser to other registered investment companies it manages. When considering fees charged by the Sub-Adviser to other accounts, the Board took into account the differences in the management of those accounts that might be germane to the difference, if any, in the fees charged to such accounts. The Board also recalled comparative fee information that had been provided in connection with its last review of the Fund’s advisory and sub-advisory arrangements and noted that under the proposed sub-advisory arrangement it was anticipated that certain Fund expenses would be lower. The Board concluded that, at this time, the fees to be paid to the Sub-Adviser were fair and reasonable.

4.Economies of Scale. The Board also considered whether economies of scale could be expected to be realized by the Sub-Adviser and/or Adviser as assets of the Fund grow. The Board acknowledged that neither the Adviser nor Sub-Adviser believed there to be any meaningful economies of scale in the foreseeable future. However, the Board noted that the Adviser agreed to continue the consideration of potential shared economies of scale going forward as the Fund’s assets grow. The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified expense caps.

5.The profits to be realized by the Sub-Adviser and its affiliates from their relationship with the Fund. The Board did not consider the profitability of the Sub-Adviser to be a material factor based on representations from the Adviser that it negotiated the sub-advisory fee with the Sub-Adviser on an arm’s-length basis. The Board reviewed the Sub-Adviser’s financial information and took into account both the likely direct and indirect benefits to the Sub-Adviser from advising the Fund. The Board also discussed and considered the fall-out benefits that the Sub-Adviser may receive from the Fund. The Board concluded that any expected fall out benefits to the Sub-Adviser were reasonable and, after review of relevant financial information, the Sub-Adviser would have adequate capitalization to support its management of the Fund.

No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the arrangements with the Sub-Adviser, including the sub-advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the Sub-Advisory Agreement would be in the best interest of the Fund and its shareholders.

Cromwell Investment Advisors, LLC

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Cromwell, located at 810 Gleneagles Court, Suite  106, Baltimore, Maryland 21286. Cromwell is authorized to delegate certain of its duties with respect to the Fund to one or more sub-advisers. Pursuant to its authority, Cromwell delegates day-to-day management of the Fund to one or more sub-adviser(s), in accordance with the Fund’s investment objective and policies.

Cromwell is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

Cromwell retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, Cromwell develops the overall investment strategy for the Fund and plays an active role in overseeing, monitoring and reviewing any sub-adviser in the performance of its duties. Cromwell monitors the investment performance of the sub-adviser and also evaluates the portfolio management teams to determine whether its investment activities remain consistent with the Fund’s investment objectives, strategies and policies. Cromwell supervises all compliance functions related to the operation of the Fund and the sub-adviser’s management of the Fund’s portfolio. Cromwell also monitors changes that may impact the sub-adviser’s overall business and regularly performs due diligence reviews of the sub-adviser. In addition, Cromwell obtains detailed, comprehensive information concerning the sub-adviser’s performance and the Fund operations and provides regular reports on these matters to the Board.

Pursuant to the Advisory Agreement, Cromwell is entitled to receive a management fee for its investment advisory services. The fee is calculated daily and payable monthly as a percentage of each Fund’s average daily net assets at an annual rate of 1.40%.

Pursuant to an operating expense limitation agreement, Cromwell has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.80% and 1.55% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2025 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Board. Cromwell may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

For the fiscal year ended December 31, 2023, the Fund paid Cromwell $1,796,266 in net advisory fees, which represented $2,139,411 in advisory fees accrued minus the $343,145 in investment advisory fees waived by the Adviser.

Mutual Of America Capital Management, LLC

MoA is located at 320 Park Avenue, New York, New York 10022. MoA was formed in 1993 to serve the growing needs of institutional clients. As of March 31, 2024, MoA managed $28 billion including 28 mutual funds across a variety of strategies. MoA is indirectly owned by Mutual of America Life Insurance Company (“MoA Life”), a traditional life insurance company. MoA Life directly owns 100% of Mutual of America Holding Company LLC, which owns at least 75% of MoA. MoA offers mutual funds, separately managed accounts and customized investment solutions that support a variety of investment objectives and strategies for institutions.

To achieve the Fund’s investment objective, MoA employs a long/short strategy and allocates the Fund’s assets by primarily investing in large and mid-capitalization equity securities. Under normal market conditions, the Sub-Adviser expects to maintain the Fund’s long positions in a range between 80% to 100% of net assets, and its short positions at approximately 20% of net assets, which may range between 10% to 30%, consistent with the Sub-Adviser’s expectations of investment opportunities within the equity market.

MoA primarily utilizes fundamental and quantitative research to construct the Fund’s portfolio. Generally, long positions are held in companies that MoA believes to be undervalued or have superior growth potential relative to its peers, while short positions are held in companies where the opposite is true, or to capture a specific risk identified in the market.

The asset allocation strategies utilized by MoA will apply a quantitative screen to prioritize investment opportunities for further fundamental analysis. This quantitative and research-driven process will be applied to both the long and short investment positions of the Fund. MoA may select growth stocks or value stocks as it deems appropriate.

MoA may sell a security once it believes it has achieved its expected return or if it believes there are superior investment opportunities available. MoA may also sell securities if its conclusions about the security change or it needs to make portfolio adjustments to stay within portfolio construction guidelines. MoA may cover the short sale of a security once it has achieved its expected return or it believes there are superior investment opportunities available. MoA’s portfolio managers have a collaborative approach to ensure the construction of a diversified portfolio, while prioritizing the potential for higher returns and minimizing unwanted risks.

MoA’s investment team consists of Joseph R. Gaffoglio, CFA, CPA, Thaddeus Pollock, CFA, CAIA and Jamie A. Zendel, FRM.

Joseph R. Gaffoglio, CFA, CPA has been Chief Executive Officer of MoA since July 2024. Prior to his appointment as Chief Executive Officer, Mr. Gaffoglio served as MoA’s President since March 2021. Mr. Gaffoglio has been a portfolio manager since 2014 and is responsible for management of the MoA Funds Asset Allocation and Clear Passage Funds, as well as the large cap portion of the MoA Balanced Fund. Mr. Gaffoglio received his undergraduate degree from Fordham University, and an MBA from New York University.

Thaddeus Pollock, CFA, CAIA, joined MoA in October of 2023 as Executive Vice President and portfolio manager of the small cap and mid cap value investment strategies, including the MoA Small Cap Value Fund, MoA Mid Cap Value Fund and the small cap and mid cap value segments of the MoA All America Fund. Prior to joining Capital Management, Mr. Pollock was Portfolio Manager, Partner at Cramer Rosenthal McGlynn. Mr. Pollock received his undergraduate degree from Yale University.

Jamie A. Zendel, FRM, has been Executive Vice President of MoA since March of 2022. Prior to her appointment as Executive Vice President, Ms. Zendel served as Senior Vice President of MoA. Ms. Zendel has been a portfolio manager since 2014 and is responsible for management of the MoA International Fund and the MoA Funds Asset Allocation and Clear Passage Funds. Ms. Zendel received her undergraduate degree from the University of Wisconsin, Madison.

The names and principal occupations of the principal executive officers and each director of MoA are listed below. The address for each such officer or director is 320 Park Avenue, New York, New York 10022.

Name of Officer or Director	Principal Occupation
Stephen Johnson Rich	Chairman
Joseph Robert Gaffoglio	President and Chief Executive Officer
Aferdita Gutierrez	Executive Vice President and Chief Financial Officer
Michelle Anne Rozich	Executive Vice President, Enterprise Risk Management and Internal Auditor
Jason Anthony D’Angelo	Executive Vice President and General Counsel
Kyle Lawrence Medlin	Senior Vice President and Chief Compliance Officer

Terms of the Sub-Advisory Agreement

The terms of the Sub-Advisory Agreement, other than the compensation to be paid by Cromwell to MoA, are substantially similar to the terms of the prior sub-advisory agreement between Cromwell, Marketfield and the Trust, on behalf of the Fund. The Sub-Advisory Agreement provides that MoA is responsible for providing for the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and Cromwell and set forth in the Fund’s current prospectus and statement of additional information as may be amended from time to time (the “Prospectus”) and other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by Cromwell and MoA, which guidelines and restrictions shall not be inconsistent with the Fund’s Prospectus, as may be amended from time to time, and all current Trust policies and procedures relevant to the Fund, as may be amended from time to time.

All sub-advisory fees are paid by Cromwell and not the Fund. Cromwell pays MoA a sub-advisory fee at the rate negotiated by and between Cromwell and MoA. Because Cromwell pays the Sub-Adviser’s fees out of its own fees received from the Fund, there is no “duplication” of advisory fees paid by the Fund.

The Sub-Advisory Agreement will continue in effect until May 17, 2026, unless sooner terminated as provided in certain provisions contained in the Sub-Advisory Agreement. The Sub-Advisory Agreement will continue in effect from year to year thereafter with respect to the Fund so long as the Sub-Advisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Cromwell or MoA on sixty days’ prior written notice to the other party. The Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on sixty days’ written notice to MoA by the Fund. The Sub-Advisory Agreement may also be terminated at any time without payment of any penalty by Cromwell, the Board or a vote of the majority of outstanding voting securities of the Fund in the event MoA has taken any action which results in a material breach of the covenants of MoA under the Sub-Advisory Agreement. The Sub-Advisory Agreement will automatically terminate with respect to the Fund if the Investment Advisory Agreement between Cromwell and the Trust, on behalf of the Fund, is terminated, assigned or not renewed.

Distributor and Administrator

Pursuant to a Distribution Agreement, Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor for the continuous offering of shares of the Fund and acts as agent of the Fund in the sale of its shares. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as administrator.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of the Notice Regarding Internet Availability of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Notice Regarding Internet Availability of this Information Statement, please call 1-855-625-7333. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-855-625-7333 or write to the Trust c/o Cromwell Long Short Fund, 615 E. Michigan Street, Milwaukee, WI 53202.

Other Information

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE FUND UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO THE TRUST C/O CROMWELL LONG SHORT FUND, 615 EAST MICHIGAN STREET, MILWAUKEE, WI 53202, OR BY CALLING 1-855-625-7333.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS
INFORMATION STATEMENT:

The Information Statement is available at:
https://thecromwellfunds.com

APPENDIX A
INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT is made as of the 17th day of May 2024, by and between Cromwell Investment Advisors, LLC, a Maryland limited liability company (the “Adviser"), and Mutual of America Capital Management LLC, a Delaware limited liability company (the ”Sub-Adviser"), and Total Fund Solution, a Delaware statutory trust (the “Trust") on behalf of the series of the Trust indicated on Schedule A.

WHEREAS, the Adviser and the Sub-Adviser are each registered with the U.S. Securities and Exchange Commission (the "SEC") as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act"), and engage in the business of providing investment management services; and

WHEREAS, the Trust is registered with the SEC as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of one or more series of shares, each having its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Adviser has been retained by the Trust to act as investment adviser to certain series within the Trust including those listed on Schedule A (each, a "Fund'') pursuant to an Investment Advisory Agreement (the “Advisory Agreement") dated [ ], between the Adviser and the Trust; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees ("Board''), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services for that portion of a Fund's assets designated by the Adviser on or after the date of this Agreement ("Allocated Assets") and the Sub-Adviser is willing to render such services, subject to supervision and direction of the Board and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints, and the Sub-Adviser hereby accepts the appointment, to act as sub-adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided. In connection with this appointment:

a.Delivery of Trust Documentation. The Adviser shall deliver to the Sub-Adviser copies of: (i) the Trust's current Agreement and Declaration of Trust and·By-laws, as may be amended from time to time (collectively, "Organic Documents"); (ii) each Fund's current prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect ("Prospectuses"); (iii) all current Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, "Trust Procedures"); and (iv) any other limitations or guidelines instituted by the Adviser as documented in the Written Guidelines (as defined herein) with regards to the Allocated Assets, and any amendments thereto.

b.Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund;

c.The Sub-Adviser's Representations. The Sub-Adviser represents, warrants and agrees that:

i.It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

ii.It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

iii.It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j- I under the 1940 Act (the "Code of Ethics") and, if it has not already done so, will provide the Adviser and the Trust with a copy of such Code of Ethics and any amendments thereto;

iv.It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents ("Compliance Procedures") and, if it has not already done so, will provide the Adviser and the Trust with a copy of the Compliance Procedures and any amendments thereto;

v.It has delivered to the Adviser copies of its Form ADV as most recently filed with the SEC and will provide the Adviser and the Trust with a copy of any future filings of Form ADV or any amendments thereto;

vi.It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Adviser and the Trust, as permitted by applicable law, of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

vii.It has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency necessary to be met by the Sub-Adviser in order to perform its services contemplated by this Agreement; and

viii.This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject to bankruptcy insolvency reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

d.    The Adviser's Representations. The Adviser represents, warrants and agrees that:

i.It is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; and has all requisite power and authority to delegate discretionary authority over Allocated Assets of a Fund to the Sub-Adviser and to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

ii.This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

iii.The Trust is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement;

iv.This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

v.It has received a copy the Sub-Adviser's Form ADV as is currently in effect as of the date of this Agreement; and

vi.If at any time, any event shall occur which could make any of the foregoing representations and\ warranties of the Adviser no longer true and accurate in any material respect, the Adviser shall notify the Sub-Adviser as soon as reasonably practicable, except as prohibited by applicable law.

e.    Plenary authority of the Board of Trustees. The Sub-Adviser and Adviser both acknowledge that each Fund is a registered investment company that operates as a series of the Trust under the supervision and direction of the Board.

f.    Provision of Certain Information by the Adviser. The Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for, and reasonably requested by, the Sub-Adviser to perform its responsibilities pursuant to this Agreement. The Adviser will also promptly notify the Sub-Adviser, as permitted by applicable law: (1) in the event that the SEC, or other governmental or self-regulatory authority has (i) censured the Adviser or the Trust; (ii) placed limitations upon either of their activities, functions, or operations which may reasonably be expected to have a material adverse effect on the Adviser's ability to perform its obligations under this Agreement or have a material adverse effect on the Trust; (iii) suspended or revoked the Adviser's registration as an investment adviser; or (iv) commenced proceedings or an investigation that may reasonably be expected to have a material adverse effect on the Adviser's ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify, or might reasonably be expected to fail to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code.

2. PROVISION OF INVESTMENT SUB-ADVISORY SERVICES

The Sub-Adviser will provide for each Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Adviser and set forth in the Prospectuses, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Adviser and Sub-Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses, as may be amended from time to time ("Written Guidelines") and the Trust Procedures.

a.The Sub-Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the Allocated Assets of each Fund. Without limiting the generality of the foregoing, the Sub-Adviser shall, with respect to the Allocated Assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Prospectuses, Written Guidelines, and Procedures, as may be amended from time to time and provided to the Sub-Adviser consistent with Section 1(a) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser's written proxy voting policies and procedures; (v) promptly issue settlement instructions to custodians designated by the Adviser or the Trust; (vi) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (vii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Sub-Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

b.The Sub-Adviser shall also furnish to or place at the disposal of the Adviser and/or the Trust such information, evaluations, analyses and opinions formulated or obtained by the Sub-Adviser in the discharge of its duties, as the Adviser and/or Trust may, from time to time, reasonably request.

c.The Sub-Adviser agrees, that in performing its duties hereunder it will comply with (i) the 1940 Act. the Advisers Act, the Commodity Exchange Act and all rules and regulations promulgated thereunder; (ii) all other applicable federal and state laws and regulations, and (iii) the provisions of the Organic Documents.

d.The Sub-Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust, the Adviser and any appropriate regulatory authorities. The Sub-Adviser shall provide to the Adviser copies of any and all documentation relating to each Fund's transactions upon reasonable request. The Sub-Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request.

e.At the request of the Adviser from time to time, the Sub-Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Adviser has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services. In the event that the Sub-Adviser believes a valuation provided by a pricing service for a security it has purchased for the Fund is materially inaccurate, Sub-Adviser agrees to promptly notify the Adviser and/or the Fund. Sub-Adviser acknowledges that the Adviser, Sub-Adviser, each Fund, and its custodian or fund accountant may use different pricing vendors, which may result in valuation discrepancies and in the event of such discrepancies, the valuation used by each Fund to calculate its net asset value shall be controlling.

f.From time to time at the request of the Adviser, the Sub-Adviser will, at its own expense, (i) meet, either in person or via teleconference, with the Adviser and with such other persons as the Adviser may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Adviser and such other persons as the Adviser may designate, including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

g.The Adviser and the Sub-Adviser agree that only the Sub-Adviser will exercise “investment discretion" over Allocated Assets within the meaning of Section 13(f) of the Securities Exchange Act of 1934 (the "1934 Act"), and the Sub-Adviser shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(t) and the rules and regulations thereunder.

h.To the extent reasonably requested by the Trust, the Sub-Adviser will use its best efforts to assist the Trust in connection with the Trust's compliance with the federal securities laws, as such term is defined in Rule 38a-l under the 1940 Act, ("Federal Securities Laws"), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of such policies and procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Sub-Adviser's chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Sub-Adviser's compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a- l) that arose under the compliance policies and procedures of the Trust, the Adviser and/or the Sub-Adviser in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust. The Adviser and the Sub-Adviser acknowledge that Sub-Adviser is not the compliance agent for the Fund and does not have access to all of the Trust's books and records.

i.Except as permitted by the Trust Procedures, the Sub-Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all fund securities or other financial instruments held by each Fund, and any and all trades of fund securities or other transactions effected for the Fund (including past, pending and proposed trades).

j.The Adviser or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund. The Adviser or each Fund's custodian (the "Custodian") will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

k.The Adviser will be responsible for all class actions and lawsuits involving the securities held, or formerly held, in the Allocated Assets of each Fund. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving any Fund, including those involving securities presently or formerly held in the Allocated Assets of a Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Allocated Assets of a Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about any Fund to third parties for purposes of participating in any settlements relating to such class actions.

l.For the purpose of complying with Rule 10f-3(a)(5), Rule 12d3-l(c)(3)(ii), Rule 17a-l0(a)(2) and Rule 17e-l(d)(2) under the 1940 Act, the Sub-Adviser hereby agrees that with respect to transactions in securities or other assets for a Fund, without the prior written consent of the Adviser: (i) it will not consult with any other sub-adviser to the Fund or any sub-adviser to a separate series of the Trust for which the Adviser serves as investment adviser; and (ii) its responsibility in providing investment advisory services to the Fund shall be limited solely to the Allocated Assets. Adviser will furnish to Sub-Adviser a current list of all such sub-advisers and principal underwriters and affiliated persons thereof, as well as affiliated persons of the Fund, and shall notify Sub-Adviser promptly of any changes to such list.

3. BROKERAGE

As delegated by the Adviser with respect to the Allocated Assets of each Fund, the Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that neither the Adviser or Sub-Adviser shall direct an order to an affiliated person of the Adviser or Sub-Adviser without general prior authorization to use such affiliated broker or dealer from the Trust's Chief Compliance Officer. The Sub-Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker dealer to the investment performance of the Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Adviser an amount of commission for effecting a fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser, the Sub-Adviser or any affiliated person thereof. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine, and the Sub-Adviser shall report on such allocations regularly to the Adviser who shall report to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Sub-Adviser, over time, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to its' other clients and in a manner consistent with Sub-Adviser's allocation policies and procedures.

The Adviser authorizes and empowers the Sub-Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Sub-Adviser shall select as provided herein. The Sub-Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian.

The Sub-Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Sub-Adviser except as expressly provided herein.

4. ALLOCATION OF EXPENSES

a.    Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Sub-Adviser specifically agrees that a Fund shall assume the expense of:

i.Brokerage commissions for transactions in the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of Fund investments;

ii.Custodian fees and expenses;

iii.All taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

iv.Interest payable on any Fund borrowings.

b.    The Sub-Adviser specifically agrees that with respect to the Allocated Assets of a Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services to the Fund hereunder, (ii) the costs of any special Board meetings initiated by the Sub-Adviser, and (iii) the costs of any shareholder meetings convened as a result of a change in control of the Sub-Adviser, or for the primary benefit of the Sub-Adviser. If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between a Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

c.    Nothing in this Agreement shall alter the allocation of expenses and costs agreed to between a Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

5. SUB-ADVISORY FEES

The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule A. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser and not from the Trust or the Fund.

6. LIABILITY; STANDARD OF CARE

The Sub-Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall not be liable to the Adviser, the Trust, a Fund, or a Fund's shareholders for any action or inaction of the Sub-Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser's duties or obligations under this Agreement.

In no event shall the Sub-Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser, its affiliated persons, agents and employees, shall not be liable to the Adviser, the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

a.The Fund's or the Adviser's directions to the Sub-Adviser or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

b.Acts or omissions of the Adviser, the Custodian or a Fund, their respective affiliated persons, agents or employees.

No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

Except as otherwise provided in this Agreement, each party to this Agreement (as an "Indemnifying Party") shall indemnify and hold harmless the other parties and the shareholders, directors, officers, and employees of the other parties (any such person, an "Indemnified Party") against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party's performance or non performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary. The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party's prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party. Upon request and at the Indemnifying Party's expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

The provisions of the prior two paragraphs of this Section 6 shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7. TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

a.This Agreement shall become effective as of the date of its execution and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the date of effectiveness with respect to a Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

b.This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board, by the Adviser, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, upon sixty (60) days' written notice to the Sub-Adviser, and by the Sub- Adviser upon sixty (60) days' written notice to the Fund and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of a Fund's affairs and, at the request of the Board or the Adviser. transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

c.This Agreement shall terminate automatically in the event (i) of any transfer or assignment thereof, as defined in the 1940 Act, and (ii) the Advisory Agreement is terminated.

8. SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and a Fund are not to be deemed exclusive and it shall be free to render similar services to others in a non-mutual fund format so long as its services hereunder are not impaired thereby. Any sub-advisory services for a similar long/short strategy to a mutual fund, other than any agreement already in place and currently operating, must be approved in advance by Cromwell. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund. Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliated persons, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9. NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliated persons thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Sub-Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit.

10. AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11. CONFIDENTIALITY

Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to a Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, a Fund or such persons as the Adviser, with the consent of the applicable Fund, may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for a Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in a Fund shall be deemed proprietary information of the Trust, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12. USE OF SUB-ADVISOR'S NAME; NAME OF A FUND OR THE TRUST

Sub-Adviser hereby grants to each Fund a non-exclusive. royalty-free, worldwide license to use the Sub-Adviser's name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement. The Sub-Adviser shall not use the name of the Trust or any Fund for other than internal use in a manner not approved by the Trust, as applicable, prior thereto in writing, which approval shall not be unreasonably held or delayed; provided however, that the approval of the Trust, as applicable, shall not be required for the use of the name of the Trust or Fund which: (a) merely refers in accurate or factual terms to the Trust or a Fund in connection with the Sub-Adviser's role with respect to the Trust or a Fund or (b) is required by any appropriate regulatory, governmental or judicial authority.

13. ANTI-MONEY LAUNDERING COMPLIANCE

The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws"), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to cooperate with the Trust's Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund's administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund's administrator to fulfill its obligations under the AML Laws. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust's disclosure controls and procedures.

15. NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Sub-Adviser.

16. NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:         Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, Maryland 21286-2231
Attn: President

SUB-ADVISER:        Mutual of America Capital Management, LLC
320 Park Avenue
New York, NY 10022-6839
Attn: President

FUND/TRUST:        Total Fund Solution
on behalf of the Cromwell Long Short Fund
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
Attn: Secretary

17. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18. ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19. MISCELLANEOUS

a.This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

b.This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

c.If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

d.The term "affiliated person" shall have the meaning ascribed thereto by the 1940 Act.

e.Sections 2(d), 2(h), 2(i), 2(k) 6, 11, 13, 14, 17 and 19 shall survive termination of this Agreement.

f.The parties agree that the Trust and each Fund are third party beneficiaries of this Agreement as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser pursuant to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MUTUAL OF AMERICA CAPITAL MANAGEMENT LLC By: /s/ Joseph Gaffoglio Title: President	CROMWELL INVESTMENT ADVISORS, LLC By: /s/ Brian C. Nelson Title: Managing Director
TOTAL FUND SOLUTION on behalf of the series listed on Schedule A By: /s/ Elaine E. Richards Title: Secretary and Vice President

APPENDIX B

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of July 31, 2024, the following persons were considered to be principal shareholders within the Trust, i.e., persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of each Fund’s outstanding shares. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of July 31, 2024, there were no control persons of the Fund.

Investor Class
Name and Address	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	15.51%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14.92%	Record
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	11.16%	Record
Merrill Lynch Pierce, Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	10.50%	Record
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	10.01%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	6.62%	Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.76%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O Toole 4707 Executive Drive San Diego, CA 92121-3091	5.12%	Record

B-1

Institutional Class
Name and Address	% Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	22.53%	Record
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	22.20%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	21.26%	Record
LPL Financial Omnibus Customer Account Attn: Lindsay O Toole 4707 Executive Drive San Diego, CA 92121-3091	5.85%	Record
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	5.77%	Record
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5.22%	Record

B-2

Cromwell Long Short Fund
Investor Class (MFADX)
Institutional Class (MFLDX)

 a series of Total Fund Solution
on behalf of the Cromwell Long Short Fund
615 East Michigan Street
Milwaukee, WI 53202
Telephone: 1-855-625-7333

https://thecromwellfunds.com

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Cromwell Long Short Fund (the “Fund”), a series of Total Fund Solution (the “Trust”), and the selection and approval of a subadvisory agreement between Cromwell Investment Advisors, LLC (“Cromwell” or the “Adviser”), Mutual of America Capital Management LLC (“MoA”) and the Trust, on behalf of the Fund. MoA has been approved as a new sub-adviser for the Fund. MoA began managing the Fund pursuant to the Sub-Advisory Agreement on May 31, 2024. We encourage you to access and review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the sub-adviser.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in subadvisers for the Fund do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of the Information Statement is to provide you with certain additional information about these changes that we are required to make available to you.

In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about August 30, 2024, to shareholders of record of the Fund as of August 29, 2024. The Information Statement will be available on the Trust’s website until December 31, 2024 at: https://thecromwellfunds.com

A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at www.thecromwellfunds.com or toll-free at 1-855-625-7333.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless your Portfolio has received contrary instructions from one or more of the shareholders. The Trust will deliver, without charge, promptly upon request to the toll-free telephone number or email address listed above, a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free telephone number listed above or write to the Trust c/o Cromwell Long Short Fund, 615 E. Michigan Street, Milwaukee, WI 53202.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one.

A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.